Exhibit 10.9

确认及承诺函
LETTER OF CONFIRMATION AND UNDERTAKING

致：厦门艾莱斯管理咨询有限公司（“独资公司”）

Attention: Xiamen Alliance Management Consulting Co., Ltd. ( “WFOE”)

作为厦门艾莱斯酒业集团有限公司（“内资企业”）的股东，本人在此确认、承诺及保证，如出现本人死亡、丧失行为能力、离婚或发生任何可能影响本人行使在内资企业的股东权利的情形，本人的继承人、监护人、债权人、配偶或者任何其他有权对本人持有的内资企业之股权主张权利或者利益的其他人均不会在任何情况下以任何方式采取任何可能影响或者妨碍本人履行在本人于2023年5月1日签署的《独家服务总协议》《业务合作协议》《委托协议》《独家购股权协议》和《股权质押协议》（包括其不时修订的版本，以下合称“控制性协议”）下所承担的义务的行动。

As a shareholder of Xiamen Alliance Liquor Industrial Group Co., Ltd. (“Domestic Company”), I hereby confirm, undertake and warrant that my successor, guardian, creditor, spouse or any other person that may be entitled to assume rights and interests in the equity interest of Domestic Company held by me upon my death, incapacity, divorce or any circumstances that may affect my ability to exercise my rights of shareholder in Domestic Company, will not, in any manner and under any circumstances, take any action that may affect or hinder the fulfillment of my obligations under each of the Master Exclusive Service Agreement, the Business Cooperation Agreement, the Proxy Agreement, the Exclusive Option Agreement and the Equity Interest Pledge Agreement executed by me on May 1, 2023) (as may be amended from time to time, collectively the “Contractual Agreements”).

本人进一步确认，当独资公司要求时，本人将向独资公司和/或独资公司指定的第三方转让本人所持内资企业的全部股权并终止控制性协议。在不抵触适用的中国法律的前提下，在终止控制性协议时，本人必须将所收到的独资公司就其收购本人所持有的内资企业的股权所支付给本人的任何对价交回独资公司或交付给独资公司指定的实体。

I hereby further confirm that, subject to requirement by WFOE, I will terminate the Contractual Agreements and transfer all of the equity interest of Domestic Company held by me to WFOE or any party designated by WFOE as WFOE’s request. Subject to the applicable PRC laws, when the Contractual Agreements are being terminated, I shall return to WFOE or deliver to the entity designated by WFOE any and all consideration I was paid by WFOE for its acquisition of my equity interest of Domestic Company.

本人承诺于控制性协议有效期间：(i)除经独资公司事先书面同意外，本人将不会直接或间接（无论透过本人还是透过任何其他自然人或法律实体）参与，或从事、收购或持有（于任何情况下无论作为股东、合伙人、代理人、雇员或其他）与内资企业或其任何其关联公司存在或可能存在竞争之任何业务或于其中拥有权益；(ii)本人的任何作为或不作为将不会导致本人与内资企业（包括但不限于内资企业的股东）之间的任何利益冲突；及（iii）倘发生此等利益冲突（而独资公司可全权决定该类利益冲突有否发生），本人将在不抵触中国法律的前提下，采取任何经独资公司指示之行动从而消除该等利益冲突。

I hereby undertake that, during the term of the Contractual Agreements, (i) unless otherwise agreed by WFOE in prior writing, I will not directly or indirectly (by myself or by entrusting any other natural person or legal entity) to engage in, own or acquire (as shareholder, partner, agent, employee or under any other circumstances) any business that competes or might compete with the business of Domestic Company or its affiliated companies or to have any interest in such business; (ii) none of my actions or omissions will give rise to conflict of interest between myself and Domestic Company (including but not limited to the shareholders of Domestic Company); and (iii) in the event of any such conflict described in paragraph (ii), which shall be decided at the sole discretion of WFOE, I will take any action as instructed by WFOE to eliminate such conflict provided such action is compliant with PRC laws.

本函系就控制性协议拟定的交易而以该等协议项下之独资公司及其继承人和经允许的受让人为受益人出具的同意函，且独资公司及其继承人和受让人可为所有目的依赖本函。此外，本函的条款和条件对本人的继承人以及经独资公司允许的本人的受让人（“经允许的受让人”）适用并具有约束力。该等继承人和经允许的受让人应当承担本人于控制性协议项下的各项义务，且应当采取任何及所有行动以确保该等义务对其适用，包括但不限于，在独资公司依其自行判断作出相应指示的情况下，签署新的控制性协议以及签署能产生令该等继承人和经允许的受让人有如是控制性协议的缔约方之效果的其他协议和文件。

This letter is given in favor of, and may be relied upon for all purposes, by WFOE and its successors and permitted assigns under the Contractual Agreements in connection with the transactions contemplated thereunder. In addition, the terms and conditions of this letter shall apply to and be binding upon the successors of me and assigns of me as permitted by WFOE (the “Permitted Assigns”), and such successors and Permitted Assigns shall be subject to the obligations of mine under the Contractual Agreements and shall take any and all actions to ensure those obligations will apply to them, including without limitation, as may be directed by WFOE in its sole discretion, entering into new contractual agreements and executing such other agreements and documents with the same effect as if such successors and Permitted Assigns were parties to the Contractual Agreements.

股东姓名Name： Yuhan ZHAO

身份证号码PRC Identification Card No.: ****

签字Signature：/s/ Yuhan ZHAO

日期：2023年5月1 日

Date: May 1, 2023

确认及承诺函 LETTER OF Confirmation and Undertaking

签字页 Signature Page

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